                                                                     Exhibit 4.2

 TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                              READY FOR DELIVERY

      NUMBER                                                   SHARES

   CHT

                         CHART HOUSE ENTERPRISES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MASSACHUSETTS, JERSEY CITY, NEW
                      JERSEY AND NEW YORK CITY, NEW YORK


        SERIES A                                            SEE REVERSE FOR
     PREFERRED STOCK                                      CERTAIN DEFINITIONS

                                                           CUSIP  160902 20 1

          THIS CERTIFIES THAT





          is the owner of


                             CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES, $1.00 PAR VALUE, OF THE SERIES A PREFERRED
                                   STOCK OF

------------------------- CHART HOUSE ENTERPRISES, INC. ------------------------

transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

          This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          Witness the facsimile signatures of the duly authorized officers of the Corporation.


Dated:


     /s/ Kenneth R. Posner                          /s/ Kenneth R. Posner

                 SECRETARY                                  PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:

                         EquiServe Trust Company, N.A.

                                                    TRANSFER AGENT AND REGISTRAR


BY


                                                            AUTHORIZED SIGNATURE


(C) SECURITY-COLUMBIAN   UNITED STATES BANKNOTE COMPANY   1960

                         CHART HOUSE ENTERPRISES, INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH OUTSTANDING CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- _________________________  Custodian ______________________
     TEN ENT -- as tenants by the entireties                                (Cust)                              (Minor)
      JT TEN -- as joint tenants with
                right of survivorship and not                         under Uniform Gifts to Minors Act
                as tenants in common
                                                                      ----------------------------------------------------------
                                                                                              (State)

      Additional abbreviations may also be used though not in the above list.

For Value received ______________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------


---------------------------------------------


--------------------------------------------------------------------------------
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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                                                                          Shares
-------------------------------------------------------------------------
of the Series A Preferred Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      --------------------
                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE(S) TO THIS
                                       ASSIGNMENT MUST CORRESPOND WITH THE
                                       NAME(S) AS WRITTEN UPON THE FACE OF THE
                                       CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                       ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                       WHATEVER.


SIGNATURE(S) GUARANTEED:
                      ----------------------------------------
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                      AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN
                      ASSOCIATIONS AND CREDIT UNIONS WITH
                      MEMBERSHIP IN AN APPROVED SIGNATURE
                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                      S.E.C. RULE 17Ad-15.